                                                                   Exhibit 10.22

                                                                  CONFORMED COPY

                 SECOND AMENDMENT dated as of March 15, 1999 (this "Amendment")

                                                                    ---------
               to the Amended and Restated Credit Agreement dated as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among
                                                ----------------
               UNISOURCE WORLDWIDE, INC., a Delaware corporation, UNISOURCE CAPITAL CORPORATION, a Delaware corporation, UNISOURCE CANADA, INC., a Canadian corporation, the LENDERS party thereto, THE CHASE MANHATTAN BANK, as Administrative Agent and U.S. Collateral Agent, THE TORONTO-DOMINION BANK, as Canadian Agent and Canadian Collateral Agent, and TORONTO DOMINION (TEXAS) INC., as Documentation Agent.


          WHEREAS, the Company has entered into the Merger Agreement as set forth below;

          WHEREAS, the Company and the Required Lenders are party to the First Amendment to the Credit Agreement dated as of February 3, 1999 (the "First Amendment");

          WHEREAS, as a result of the transactions contemplated by the Merger Agreement, the conditions to effectiveness of the First Amendment have not and will not be met and instead the Company has requested that certain provisions of the Credit Agreement be amended as provided for in this Amendment; and

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to so amend the Credit Agreement as provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Capitalized terms used and not defined herein shall
         --------------
have the meanings given to them in the Credit Agreement.

     2. Amendment.
        ----------

          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate order:

               "'Merger' means the merger of Vulcan Acquisition Corp. into the Company as contemplated by the Merger Agreement."

               "'Merger Agreement' means the merger agreement dated as of February 28, 1999 by and among the Company, UGI Corporation and Vulcan Acquisition Corp."

          (b) Section 2.08 of the Credit Agreement is hereby amended by:

               (i)  inserting following the amount "300,000,000" in paragraph
          (d) thereof the following parenthetical "(less the amount of any reductions under paragraph (b) of this Section)"; and

               (ii) by inserting the following new paragraph (e) at the end thereof:

                    "(e) On the date on which the Merger becomes effective, (i)
               unless previously terminated, the Commitments shall terminate,
               (ii) the Borrowers shall repay or prepay in accordance with section 2.10, as the case may be, all outstanding Loans, (iii) the Borrowers shall cash collateralize or otherwise secure all outstanding Acceptances and Letters of Credit in a manner reasonably satisfactory to each Lender and Issuing Bank affected thereby and (iv) the Borrowers shall pay all other Obligations owing under the Loan Documents whether or not due and payable on such date."

          (c) Section 5.11 of the Credit Agreement is hereby amended by:

               (i) deleting the date "March 31, 1999" therein and substituting therefor "the earlier of (i) September 30, 1999 and (ii) the date that is ninety days after any date on which any party's obligation to enter into the Merger pursuant to the Merger Agreement terminates for any reason"; and

               (ii) deleting the amount "$300,000, 000" therein and substituting therefor "$225,000,000".

     3.  Amendment Fee.  The Company agrees to pay to each Lender that executes
         --------------
and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to March 15, 1999, an amendment fee in an amount equal to 0.15% of such Lender's Commitment (whether used or unused) as of the Amendment Effective Date (and after giving effect to any reduction of Commitments on the Amendment Effective Date); provided that the Company shall have no liability for
                           --------
any such amendment fee if this Amendment does not become effective. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

     4.  No Other Amendments or Waivers; Confirmation.  Except as expressly
         ---------------------------------------------
amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     5.  Representations and Warranties.  The Company hereby represents and
         -------------------------------
warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) After giving effect to the amendments provided for herein, no Default or Event of Default has occurred and is continuing.

          (b) All representations and warranties of the Company contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Closing Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          (c) This Amendment has been duly authorized, executed and delivered by the Company, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     6.  Effectiveness.  This Amendment shall become effective as of the date
         --------------
(the "Amendment Effective Date") on which each of the following conditions is met: (a) the receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by the Company and the Required Lenders, (b) the reduction of the Commitments pursuant to Section 2.08(b) to an aggregate amount no greater than $725,000,000 and (c) the receipt by the Administrative Agent, for the account of each Lender entitled to receive an amendment fee on the Amendment Effective Date pursuant to Section 3 above, of such amendment fee.

     7.  Expenses.  The Company agrees to reimburse the Administrative Agent for
         ---------
its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     8.  GOVERNING LAW; COUNTERPARTS.  (a) THIS AMENDMENT AND THE RIGHTS AND
         ----------------------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                      UNISOURCE WORLDWIDE, INC.


                                      By:  /s/ Kathleen M. Burns
                                         -----------------------
                                         Name: Kathleen M. Burns
                                         Title: Vice President & Treasurer


                                      THE CHASE MANHATTAN BANK

                                      By:  /s/ Jonathan E. Twichell
                                         --------------------------
                                         Name: Jonathan E. Twichell
                                         Title: Vice President


                                      THE TORONTO DOMINION BANK,

                                      By:  /s/ Michael A. Freeman
                                         ------------------------
                                         Name: Michael A. Freeman
                                         Title: Manager


                                      BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION,

                                      By:  /s/ John W. Pocalyko
                                         ----------------------
                                         Name: John W. Pocalyko
                                         Title: Managing Director


                                      MELLON BANK, N.A.,

                                      By:  /s/ Donald G. Cassidy, Jr.
                                         ----------------------------
                                         Name: Donald G. Cassidy, Jr.
                                         Title: First Vice President

                                      NATIONSBANK, N.A.,

                                      By:  /s/ John W. Pocalyko
                                         ----------------------
                                         Name: John W. Pocalyko
                                         Title: Managing Director


                                      DEN DANSKE BANK, AKTIESELSKAB, CAYMAN
                                      ISLANDS BRANCH,

                                      By:  /s/ John A. O'Neill
                                         ---------------------
                                         Name: John A. O'Neill
                                         Title: Vice President

                                      By:  /s/ Peter L. Hargraves
                                         ------------------------
                                         Name: Peter L. Hargraves
                                         Title: Vice President


                                      THE NORTHERN TRUST COMPANY,

                                      By:  /s/ David L. Love
                                         -------------------
                                         Name: David L. Love
                                         Title: Second Vice President


                                      PNC BANK, N.A. ,

                                      By:  /s/ Vicky Ziff
                                         ----------------
                                         Name: Vicky Ziff
                                         Title: Vice President


                                      THE ROYAL BANK OF CANADA,

                                      By:  /s/ Don S. Bryson
                                         -------------------
                                         Name: Don S. Bryson
                                         Title: Senior Manager


                                      ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                      ISTITUTO MOBILIARE ITALIANO, SPA,

                                      By:  /s/ Carlo Pensico
                                         -------------------
                                         Name: Carlo Pensico
                                         Title: First Vice President

                                      By:  /s/ Luca Sacchi
                                         -----------------
                                         Name: Luca Sacchi
                                         Title: Vice President


                                      THE SANWA BANK, LIMITED,

                                      By:  /s/ Joseph E. Leo
                                         -------------------
                                         Name: Joseph E. Leo
                                         Title: Vice President and Area Manager


                                      THE BANK OF NOVA SCOTIA,

                                      By:  /s/ J. Alan Edwards
                                         ---------------------
                                         Name: J. Alan Edwards
                                         Title: Authorized Signatory


                                      SUNTRUST BANK, ATLANTA

                                      By:  /s/ Freda Bethea
                                         ------------------
                                         Name: Freda Bethea
                                         Title: Operation Officer

                                      By:  /s/ W. David Wisdom
                                         ---------------------
                                         Name: W. David Wisdom
                                         Title: Vice President


                                      UBS  AG, NEW YORK BRANCH

                                      By:  /s/ Andrew N. Taylor
                                         ----------------------
                                         Name: Andrew N. Taylor
                                         Title: Associate Director

                                      By:  /s/ Paula Mueller
                                         -------------------
                                         Name: Paula Mueller
                                         Title: Director


                                      WELLS FARGO BANK, N.A.,

                                      By:  /s/ Greg Richardson
                                         ---------------------
                                         Name: Greg Richardson
                                         Title: Vice President


                                      THE BANK OF NEW YORK,

                                      By:  /s/ Walter C. Parelli
                                         -----------------------
                                         Name: Walter C. Parelli
                                         Title: Vice President


                                      THE BANK OF TOKYO - MITSUBISHI
                                      TRUST COMPANY,

                                      By:  /s/ M. R. Marron
                                         ------------------
                                         Name: M.R. Marron
                                         Title: Vice President

                                      CIBC INC.,

                                      By:  /s/ Gerald Girardi
                                         --------------------
                                         Name: Gerald Girardi
                                         Title: Executive Director

                                      FLEET NATIONAL BANK,

                                      By:  /s/ Jeff Lynch
                                         ----------------
                                         Name: Jeff Lynch
                                         Title: Senior Vice President


                                      FUJI BANK, LIMITED, NEW YORK BRANCH,

                                      By:  /s/ Raymond Ventura
                                         ---------------------
                                         Name: Raymond Ventura
                                         Title: Vice President & Manager


                                      FIRST UNION NATIONAL BANK,

                                      By:  /s/ Thomas C. Woodward
                                         ------------------------
                                         Name: Thomas C. Woodward
                                         Title: Senior Vice President


                                      THE YASUDA TRUST AND
                                      BANKING COMPANY LIMITED,

                                      By:  /s/ Junichiro Kawamura
                                         ------------------------
                                         Name: Junichiro Kawamura
                                         Title: Vice President


                                      BANK OF MONTREAL,

                                      By:  /s/ R.J. McClorey
                                         -------------------
                                         Name: R.J. McClorey
                                         Title: Director


                                      BANQUE NATIONALE DE PARIS,

                                      By:  /s/ Richard L. Sted
                                         ---------------------
                                         Name: Richard L. Sted
                                         Title: Senior Vice President

                                      By:  /s/ Thomas George
                                         -------------------
                                         Name: Thomas George

                                         Title: Vice President
                                                Corporate Banking Division


                                      BAYERISCHE LANDESBANK GIROZENTRALE,

                                      By:  /s/ Peter Obermann
                                         --------------------
                                         Name: Peter Obermann
                                         Title: Senior Vice President

                                      By:  /s/ James H. Boyle
                                         --------------------
                                         Name: James H. Boyle
                                         Title: Second Vice President


                                      THE INDUSTRIAL BANK OF JAPAN
                                      TRUST COMPANY

                                      By:  /s/ John Dippo
                                         ----------------
                                         Name: John Dippo
                                         Title: Senior Vice President


                                      DEUTSCHE BANK AG
                                      NEW YORK BRANCH AND/OR
                                      CAYMAN ISLANDS BRANCH

                                      By:  /s/ Hans-Josef Thiele
                                         -----------------------
                                         Name: Hans-Josef Thiele
                                         Title: Director

                                      By:  /s/ Stephan A. Wiedemann
                                         --------------------------
                                         Name: Stephan A. Wiedemann
                                         Title: Director



                                      TORONTO DOMINION (TEXAS), INC.,
                                      as U.S. Lender,

                                      By:  /s/ Anne C. Favoriti
                                         ----------------------
                                         Name: Anne C. Favoriti
                                         Title: Vice President